150403

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number
Barbara K. Cegavske	20170401772-01
Barbara K. Cegavske Secretary of State State of Nevada	Filing Date and Time 09/21/2017 4:04 PM
	Entity Number E0891542005-0

Certificate of Withdrawal of Certificate of Designation

(PURSUANT TO NRS 78.1955(6))

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Withdrawal of Certificate of Designation for Nevada Profit Corporations
(Pursuant to NRS 78.1955(6))

1. Name of corporation:

MONAKER GROUP, INC. [E0891542005-0]

2. Following is the resolution by the board of directors authorizing the withdrawal of Certificate of Designation establishing the classes or series of stock:

The resolution adopted by the Board of Directors authorizing the withdrawal of the Certificate of Designation of the Corporation's "Series D Convertible Preferred Stock" is attached hereto.

3. No shares of the class or series of stock being withdrawn are outstanding.

4. Signature: (required)

X [signature]

Signature of Officer

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

UNANIMOUS WRITTEN CONSENT TO ACTION WITHOUT MEETING OF THE BOARD OF DIRECTORS OF MONAKER GROUP, INC.

Pursuant to Section 78.315 of the Nevada Revised Statutes, which authorizes the taking of action by the unanimous written consent of the Board of Directors of a Nevada corporation, without a meeting, the undersigned, being all of the members of the Board of Directors (the "**Directors**" of the "**Board**") of Monaker Group, Inc., a Nevada corporation (the "**Company**"), hereby acknowledge the following statements, give their written consent and take the following actions pursuant to this Consent to Action Without Meeting (the "**Consent**"):

Withdrawal of Series B, C and D Preferred Stock

WHEREAS, there are no shares of the Company's Series B Convertible Preferred Stock ("**Series B Preferred**"), Series C Convertible Preferred Stock ("**Series C Preferred**") or Series D Convertible Preferred Stock ("**Series D Preferred**") issued or outstanding;

WHEREAS, the Series B Preferred were originally established by the filing of a Certificate of Designation with the Secretary of State of Nevada on August 16, 2012 (the "**Series B Designation**");

WHEREAS, the Series C Preferred were originally established by the filing of a Certificate of Designation with the Secretary of State of Nevada on August 16, 2012, and subsequently amended by the filing of an Amendment to the Certificate of Designation After Issuance of Class or Series on July 9, 2014 (collectively, the "**Series C Designation**");

WHEREAS, the Series D Preferred were originally established by the filing of a Certificate of Designation with the Secretary of State of Nevada on August 16, 2012, and subsequently amended by the filing of an Amendment to the Certificate of Designation After Issuance of Class or Series on July 9, 2014 (collectively, the "**Series D Designation**" and together with the Series B Designation and the Series C Designation, the "**Designations**"); and

WHEREAS, the Board believes that it is in the best interests of the Company to authorize and approve the filing of Certificates of Withdrawal with the Secretary of State of Nevada in substantially the forms of Exhibit A hereto, to affect the withdrawal and termination of the Designations (collectively, the "**Certificates of Withdrawal**").

NOW THEREFORE BE IT RESOLVED THAT, the withdrawal of the Designations and the filing of the Certificates of Withdrawal with the Secretary of State of Nevada, are hereby approved, confirmed, ratified and acknowledged by the Board; and it is further

Closing Resolutions

RESOLVED, that each officer of the Company be and hereby is authorized, empowered and directed to execute and deliver, in the name of and on behalf of the Company, any and all

documents, and to perform any and all acts necessary to reflect the Directors' approval and ratification of the resolutions set forth above; and it is further

RESOLVED, that all actions of the officers of the Company taken prior to the adoption of these resolutions in furtherance of the transactions described herein and consistent with the authority set forth herein are hereby confirmed, approved and ratified in all respects as the act and deed of the Company; and it is further

RESOLVED, that all prior actions of the officers of the Company in carrying out the actions described in the foregoing resolutions on behalf of the Company, are hereby approved, adopted, ratified and confirmed in all respects as the acts of the Company; and it is further

RESOLVED, that in addition to and without limiting the foregoing, each officer of the Company and the Company's attorney be and hereby is authorized to take, or cause to be taken, such further action, and to execute and deliver, or cause to be delivered, for and in the name and on behalf of the Company, any and all forms, certificates, agreements, documents, instruments or other items as he may deem appropriate in order to effect the purpose or intent of the foregoing resolutions (as conclusively evidenced by the taking of such action or the execution and delivery of such forms, certificates, agreements, documents, instruments or other items, as the case may be) and all action heretofore taken by such person in connection with the subject of the foregoing recitals and resolutions be, and it hereby is approved, ratified and confirmed in all respects as the act and deed of the Company; and it is further

RESOLVED, this Consent may be executed in several counterparts, each of which is an original; that it shall not be necessary in making proof of this Consent or any counterpart hereof to produce or account for any of the other counterparts; that a copy of this Consent signed by one party and faxed or emailed to another shall be deemed to have been executed and delivered as though an original; and that a photocopy or PDF of this Consent shall be effective as an original for all purposes.

[Remainder of page left intentionally blank. Signature page follows.]

IN WITNESS WHEREOF, the undersigned, being all of the members of the Board of Directors of Monaker Group, Inc., do hereby execute this consent the ____th day of September 2017, to be effective as of the same date, unless provided otherwise above.

DIRECTORS:

____
BILL KERBY
CHAIRMAN AND DIRECTOR

____
DONALD P. MONACO
DIRECTOR

____
PAT LAVECCHIA
DIRECTOR

____
DOUG CHECKERIS
DIRECTOR

____
SIMON ORANGE
DIRECTOR

____
ROBERT J. POST
DIRECTOR

____
OMAR JIMENEZ
DIRECTOR

IN WITNESS WHEREOF, the undersigned, being all of the members of the Board of Directors of Monaker Group, Inc., do hereby execute this consent the ____th day of September 2017, to be effective as of the same date, unless provided otherwise above.

DIRECTORS:

____
BILL KERBY
CHAIRMAN AND DIRECTOR

____
DONALD P. MONACO
DIRECTOR

____
PAT LAVECCHIA
DIRECTOR

____
DOUG CHECKERIS
DIRECTOR

____
SIMON ORANGE
DIRECTOR

____
ROBERT J. POST
DIRECTOR

____
OMAR JIMENEZ
DIRECTOR

IN WITNESS WHEREOF, the undersigned, being all of the members of the Board of Directors of Monaker Group, Inc., do hereby execute this consent the ____th day of September 2017, to be effective as of the same date, unless provided otherwise above.

DIRECTORS:

____
BILL KERBY
CHAIRMAN AND DIRECTOR

____
DONALD P. MONACO
DIRECTOR

____
PAT LAVECCHIA
DIRECTOR

____
DOUG CHECKERIS
DIRECTOR

____
SIMON ORANGE
DIRECTOR

____
ROBERT J. POST
DIRECTOR

____
OMAR JIMENEZ
DIRECTOR

IN WITNESS WHEREOF, the undersigned, being all of the members of the Board of Directors of Monaker Group, Inc., do hereby execute this consent the ____th day of September 2017, to be effective as of the same date, unless provided otherwise above.

DIRECTORS:

____
BILL KERBY
CHAIRMAN AND DIRECTOR

____
DONALD P. MONACO
DIRECTOR

____
PAT LAVECCHIA
DIRECTOR

____
DOUG CHECKERIS
DIRECTOR

____
SIMON ORANGE
DIRECTOR

____
ROBERT J. POST
DIRECTOR

____
OMAR JIMENEZ
DIRECTOR

IN WITNESS WHEREOF, the undersigned, being all of the members of the Board of Directors of Monaker Group, Inc., do hereby execute this consent the ____th day of September 2017, to be effective as of the same date, unless provided otherwise above.

DIRECTORS:

____
BILL KERBY
CHAIRMAN AND DIRECTOR

____
DONALD P. MONACO
DIRECTOR

____
PAT LAVECCHIA
DIRECTOR

____
DOUG CHECKERIS
DIRECTOR

____
SIMON ORANGE
DIRECTOR

____
ROBERT J. POST
DIRECTOR

____
OMAR JIMENEZ
DIRECTOR

IN WITNESS WHEREOF, the undersigned, being all of the members of the Board of Directors of Monaker Group, Inc., do hereby execute this consent the ____th day of September 2017, to be effective as of the same date, unless provided otherwise above.

DIRECTORS:

____
BILL KERBY
CHAIRMAN AND DIRECTOR

____
DONALD P. MONACO
DIRECTOR

____
PAT LAVECCHIA
DIRECTOR

____
DOUG CHECKERIS
DIRECTOR

____
SIMON ORANGE
DIRECTOR

____
ROBERT J. POST
DIRECTOR

____
OMAR JIMENEZ
DIRECTOR

Exhibit A

150403

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate of Withdrawal of Certificate of Designation

(PURSUANT TO NRS 78.1955(6))

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Withdrawal of Certificate of Designation for Nevada Profit Corporations
(Pursuant to NRS 78.1955(6))

1. Name of corporation:

MONAKER GROUP, INC. [E0891542005-0]

2. Following is the resolution by the board of directors authorizing the withdrawal of Certificate of Designation establishing the classes or series of stock:

The resolution adopted by the Board of Directors authorizing the withdrawal of the Certificate of Designation of the Corporation's "Series B Convertible Preferred Stock" is attached hereto.

3. No shares of the class or series of stock being withdrawn are outstanding.

4. Signature: (required)

X [signature]
Signature of Officer

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

150403

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate of Withdrawal of Certificate of Designation

(PURSUANT TO NRS 78.1955(6))

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Withdrawal of Certificate of Designation for Nevada Profit Corporations

(Pursuant to NRS 78.1955(6))

1. Name of corporation:

MONAKER GROUP, INC. [E0891542005-0]

2. Following is the resolution by the board of directors authorizing the withdrawal of Certificate of Designation establishing the classes or series of stock:

The resolution adopted by the Board of Directors authorizing the withdrawal of the Certificate of Designation of the Corporation's "Series C Convertible Preferred Stock" is attached hereto.

3. No shares of the class or series of stock being withdrawn are outstanding.

4. Signature: (required)

X [signature]

Signature of Officer

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

150403

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate of Withdrawal of Certificate of Designation

(PURSUANT TO NRS 78.1955(6))

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Withdrawal of Certificate of Designation for Nevada Profit Corporations
(Pursuant to NRS 78.1955(6))

1. Name of corporation:

MONAKER GROUP, INC. [E0891542005-0]

2. Following is the resolution by the board of directors authorizing the withdrawal of Certificate of Designation establishing the classes or series of stock:

The resolution adopted by the Board of Directors authorizing the withdrawal of the Certificate of Designation of the Corporation's "Series D Convertible Preferred Stock" is attached hereto.

3. No shares of the class or series of stock being withdrawn are outstanding.

4. Signature: (required)

X [signature]

Signature of Officer

Filing Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.